UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2007

Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent, Suite 1000, Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 404-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

See Item 4.02(a).

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Vail Resorts, Inc. (the “Company”) previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2007 filed with the United States Securities and Exchange Commission (the “SEC”) on June 8, 2007, that in connection with a periodic review by the staff of the SEC of the Company’s Annual Report on Form 10-K for the year ended July 31, 2006 (“Form 10-K”) the Company was in discussion with the SEC staff regarding the Company’s classification of its Real Estate segment cash inflows and outflows within the operating and investing sections of its Consolidated Statements of Cash Flows.  Following these discussions, the Company concluded that it will restate its Consolidated Statements of Cash Flows by reclassifying cash outflows related to its investments in real estate, disclosed as a separate line item, from investing activities to operating activities.  Consequently, this reclassification will result in a reduction of cash flows provided by operating activities with an equal and off-setting impact to cash flows (used in) provided by investing activities.

On August 22, 2007, management of the Company, in consultation with the Audit Committee of the Company’s Board of Directors, determined that the Company’s previously filed Consolidated Statements of Cash Flows reported in the Company’s Form 10-K and the Form 10-Qs for the three interim quarters ended October 31, 2006, January 31, 2007 and April 30, 2007 (collectively, the “Form 10-Qs”) should be restated.  The restatements will be reflected in a Form 10-K/A for the year ended July 31, 2006 and Form 10-Q/As for the three interim quarters of the year ending July 31, 2007, which the Company intends to file substantially concurrently with this report.  The previously filed Form 10-K and Form 10-Qs should no longer be relied upon.

This restatement does not impact the Company’s previously reported overall net change in cash and cash equivalents in its Consolidated Statements of Cash Flows for any period presented.  Additionally, this restatement will not impact the Company’s previously reported Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Stockholders’ Equity for any period presented.

Management and the Audit Committee discussed these matters with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Attached as Exhibit 99.1 is a schedule which sets forth the line item changes in the Statements of Cash Flows for the Form 10-K and Form 10-Qs.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: August 24, 2007	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Schedule of Statements of Cash Flows Line Item Reclassification